UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54946	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

Bluerock Multifamily Growth REIT, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Change of Corporate Name

Effective on November 18, 2013, Bluerock Residential Growth REIT, Inc. (the “Company”) changed its name from Bluerock Multifamily Growth REIT, Inc. to Bluerock Residential Growth REIT, Inc. The name change was effected pursuant to an amendment to the charter of the Company (the “Charter Amendment”), which was filed with the Maryland State Department of Assessments and Taxation on November 19, 2013. The Charter Amendment was duly approved by at least a majority of the Board of Directors of the Company, and was made without action by the stockholders of the Company pursuant to Section 2-605(a)(1) of the Maryland General Corporation Law. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

3.1 Articles of Amendment to the Articles of Amendment and Restatement, effective November 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: November 22, 2013	By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement, effective November 18, 2013